UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2018

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4040 Broadway, Suite 425, San Antonio, Texas 78209

(Address of principal executive offices)

(210) 998-4035

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On May 25, 2018, Camber Energy, Inc. (the “Company”) entered into a Separation and Release Agreement (the “Separation Agreement”) with Richard N. Azar II, its then Chief Executive Officer. Pursuant to the Separation Agreement, Mr. Azar agreed to resign from the Company as Chief Executive Officer effective May 25, 2018, and to release the Company from claims in connection with various employment related statutes and laws and the Company agreed to pay him a severance payment of $150,000, payable in three installments of $50,000 each, on June 1, 2018, July 2, 2018 and August 1, 2018, and to grant him warrants to purchase 1,000,000 shares of the Company’s common stock (the “Warrants”), at an exercise price of $0.39 per share, equal to the closing stock price of the Company’s common stock on the date the Severance Agreement was agreed to by the parties, the exercise of which Warrants are subject to approval by the NYSE American of the additional listing of the shares of common stock issuable upon exercise thereof, and to the extent required by the rules of the NYSE American, the approval of the shareholders of the Company of the issuance of the shares of common stock issuable upon exercise thereof.

The description of the Severance Agreement and Warrants above is not complete and is qualified in its entirety to the full text of the Severance Agreement and the Common Stock Purchase Warrant, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and which are incorporated by reference in their entirety in this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K relating to the Warrants (as defined therein) is incorporated by reference into this Item 3.02. The sale and issuance of the Warrants was determined to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, as transactions by an issuer not involving a public offering.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on May 25, 2018, Richard N. Azar II, resigned as Chief Executive Officer of the Company. The resignation was not due to a disagreement with the Company or in connection with any matter relating to the Company’s operations, policies or practices. Mr. Azar remains a member of the Board of Directors of the Company. Mr. Azar’s resignation was made partially in connection with his status as a personal guarantor under the Company’s outstanding bank loan with International Bank of Commerce (“IBC”), which as previously reported by the Company, is currently in default and perceived conflicts of interest in connection therewith and in connection with the Company’s negotiation of a resolution thereto. As of the date of this Report, the Company continues to discuss potential settlements and modifications of the IBC debt.

Effective upon Mr. Azar’s resignation, the Board of Directors of the Company appointed Mr. Louis G. Schott as Interim Chief Executive Officer of the Company. Mr. Schott’s biographical information is included below:

Louis G. Schott, age 52

Mr. Schott has over 24 years of legal and business experience with 20 years in the oil and gas industry, including a strong background in restructuring, mergers and acquisitions, public company regulations and requirements, title, energy finance, business development, general negotiations and land. Mr. Schott’s recent restructuring experience includes restructurings within and outside of bankruptcy and both public, traded on the TSX and NYSE American, and private entities.

Mr. Schott is currently an advisor to the Company (a position he has held since December 2017) and is also an advisor to other companies in various stages of growth.

Mr. Schott was recently the Interim Chief Executive Officer of EnerJex Resources, Inc., a Nevada corporation listed on the NYSE American (“EnerJex”), a position which he held from February 2017 to March 2018. As CEO, he led the restructuring efforts, cost reductions and successful completion of a merger between EnerJex and a privately held company.

Mr. Schott was previously General Counsel and Treasurer of TexOak Petro Holdings LLC (“TexOak”) and its subsidiaries including Equal Energy (“Equal”), from 2009 through August 2016, where he actively performed all legal functions, including corporate structure and governance, negotiation of oil and gas acquisitions and divestitures, drafting review and certification of all corporate and financial documents, legal and land due diligence, corporate finance, litigation management, risk management, insurance, corporate policies, and human resource management. At TexOak, Mr. Schott successfully managed two mergers including the merger with Equal, a Canadian public company dually listed on the New York Stock Exchange and the Toronto Stock Exchange and Equal’s subsequent privatization and redomestication. Mr. Schott was also instrumental in working with the CEO and the Board in guiding Petroflow’s predecessor through restructuring and bankruptcy emerging as a private company with no debt and capital to grow.

Prior to joining TexOak’s subsidiary, Petroflow, in 2005, Mr. Schott served in various senior roles with TDC Energy (“TDC”) from 1996 through 2005. Prior to TDC, Mr. Schott was an oil and gas attorney with Liskow & Lewis in New Orleans.

Mr. Schott is a graduate of Tulane University with an MBA and a Juris Doctorate. Mr. Schott is also a non-practicing unlicensed Certified Public Accountant.

* * * * * *

Other than as described below, Mr. Schott is not a party to any material plan, contract or arrangement (whether or not written) with the Company and there are no arrangements or understandings between Mr. Schott and any other person pursuant to which either was selected to serve as an officer of the Company, nor is Mr. Schott a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

Engagement Letter

In connection with Mr. Schott’s appointment as Chief Executive Officer of the Company, the Company entered into an engagement letter with Fides Energy LLC (“Fides”). Pursuant to the letter, Fides agreed to supply Mr. Schott’s services to the Company as Interim Chief Executive Officer and we agreed to pay Fides $25,000 per month for the use of Mr. Schott’s services. The agreement can be terminated by either party with 90 days’ notice and terminates automatically upon the death of Mr. Schott. Pursuant to the agreement, Mr. Schott is also eligible to receive bonus compensation at the discretion of the Board of Directors.

The description of the engagement letter above is not complete and is qualified in its entirety to the full text of the engagement agreement, a copy of which is attached hereto as Exhibit 10.3 and is incorporated by reference in its entirety in this Item 5.02.

Item 8.01 Other Events.

 On May 25, 2018, the Company filed a press release disclosing the resignation of Mr. Azar and the appointment of Mr. Schott. A copy of the press release is included as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1*	Separation and Release Agreement between Camber Energy, Inc. and Richard N. Azar II dated May 25, 2018
10.2*	Common Stock Purchase Warrant granted to Richard N. Azar II dated May 25, 2018
10.3*	Engagement Letter with Fides Energy LLC/Louis G. Schott dated May 25, 2018
99.1**	Press Release dated May 25, 2018

* Filed herewith. ** Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

By:	/s/ Robert Schleizer
Name:	Robert Schleizer
Title:	Chief Financial Officer

Date: May 25, 2018

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1*	Separation and Release Agreement between Camber Energy, Inc. and Richard N. Azar II dated May 25, 2018
10.2*	Common Stock Purchase Warrant granted to Richard N. Azar II dated May 25, 2018
10.3*	Engagement Letter with Fides Energy LLC/Louis G. Schott dated May 25, 2018
99.1**	Press Release dated May 25, 2018

* Filed herewith. ** Furnished herewith.